UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2011

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On February 24, 2011, Kohl’s Corporation issued a press release reporting its earnings for the fourth quarter and fiscal year ended January 29, 2011 and giving earnings guidance for the first quarter and full fiscal year 2011.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 2.02 and Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, such information, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 7.01

Regulation FD Disclosure.

See Item 2.02.

Item 8.01

Other Events.

On February 23, 2011 the Kohl’s Board of Directors declared a quarterly dividend of $0.25 per common share.   This is the first cash dividend paid to common shareholders in the Company's history.  The dividend will be paid on March 30, 2011 to all shareholders of record as of March 9, 2011.  This dividend reflects the Board’s confidence in the Company’s long-term cash flow and the Company anticipates using a portion of future free cash flow to continue to pay quarterly dividends.

Kohl’s Board of Directors also increased the Company's share repurchase authorization under its existing share repurchase program by $2.6 billion, to $3.5 billion.   Kohl’s expects to recommence share repurchases in the coming months primarily in open market transactions, subject to market conditions, and expects to complete the program by the end of fiscal 2013.

Cautionary Statement Regarding Forward-Looking Information

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future dividends and share repurchases.  Kohl's intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward-looking statements.  These risks and uncertainties include, but are not limited to those described in Item 1A. Risk Factors of Kohl’s annual report on Form 10-K for the fiscal year ended January 30, 2010, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

99.1	Press Release dated February 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 24, 2011

KOHL’S CORPORATION

By:

/s/ Richard D. Schepp

Richard D. Schepp

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 24, 2011